FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                      Date of Report: August 15, 2000
                     (Date of earliest event reported)


                            CENDANT CORPORATION
                        (Exact name of registrant as
                         specified in its charter)


             DELAWARE                  1-10308              06-0918165
           (State or other          (Commission            (IRS Employer
           jurisdiction of          File Number)           Identification
             incorporation)                                      No.)


                             9 WEST 57TH STREET
                             NEW YORK, NY 10019
                               (212) 413-1800
                 (Address including zip code, and telephone
                       number including area code of
                 registrants' principal executive offices)



Item 5. Other Events.

               On August 15, 2000, Cendant Corporation (the "Registrant") announced that it had submitted to the Board of Directors of Avis Group Holdings, Inc. ("Avis") a preliminary, non-binding proposal to acquire all of the outstanding shares of Avis that are not currently owned by the Registrant at a price of $29.00 per share in cash. A copy of the press release issued by the Registrant on August 15, 2000 announcing the proposal is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(a)     Not Applicable

(b)     Not Applicable

(c)     Exhibits:

        99.1                 Press release issued by Cendant
                             Corporation dated August 15, 2000



                                 SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENDANT CORPORATION


                                    By:  /s/ James E. Buckman
                                         --------------------------
                                         James E. Buckman
                                         Vice Chairman and General Counsel


Date:  August 15, 2000



                             INDEX TO EXHIBITS


    Exhibit No.      Exhibit                                          Page
    -----------      -------                                          ----

       99.1 Press release issued by Cendant Corporation dated August 15, 2000